SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 20, 2017
                           Date of Report
                 (Date of Earliest Event Reported)

                       JIMARI INTERNATIONAL, INC.
        (Exact Name of Registrant as Specified in its Charter)

                 CROW STREET ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55675                81-3425764
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                       9454 Wilshire Boulevard
                            Suite 612
                 Beverly Hills, California 90212
         (Address of principal executive offices) (zip code)

                          310-888-1870
          (Registrant's telephone number, including area code


  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to JiMari International, Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    JIMARI INTERNATIONAL, INC.


Date: February 28, 2017                  /s/  James Cassidy
                                               President